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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 16, 2004


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                          First Midwest Financial, Inc.
             (Exact name of registrant as specified in its charter)


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         Delaware                         0-22140               42-1406262
(State or other jurisdiction of      (Commission File)         (IRS Employer
incorporation or organization)            Number             Identification No.)

                       Fifth at Erie, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (712) 732-4117

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                                TABLE OF CONTENTS

Item 7.       Financial Statements and Exhibits.

Item 12.      Results of Operations and Financial Condition.

Signatures

Exhibit Index

Exhibit 99.1




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Item 7. Financial Statements and Exhibits.

     (c) Exhibits.
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          The following Exhibit is being furnished herewith:

          99.1 Registrant's Press Release dated July 16, 2004.

Item 12. Results of Operations and Financial Condition.

     On July 16, 2004, the Registrant announced the results of operations and financial position as of, and for the third quarter ended June 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FIRST MIDWEST FINANCIAL, INC.

                                    By:   /s/ Ronald J. Walters
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                                          Ronald J. Walters
                                          Senior Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

Dated:  July 19, 2004


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                                  Exhibit Index
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Exhibit
Number                     Description of Exhibit
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99.1                 Registrant's Press Release dated July 16, 2004